UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2021

DD3 Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-39767	85-3244031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pedregal 24, 3rd Floor, Interior 300 Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico	11040
(Address of principal executive offices)	(Zip Code)

+52 (55) 4340-1269
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	DDMXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	DDMX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DDMXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, DD3 Acquisition Corp. II (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

Nasdaq informed the Company that, under Nasdaq’s listing rules, the Company has until July 26, 2021 to submit a plan to regain compliance with the Rule, provided that the Company will not be required to submit a plan if the Form 10-Q is filed before such date. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until November 22, 2021, to regain compliance.

As the Company reported in its Form 12b-25 filed with the SEC on May 18, 2021, the Company is in the process of re-evaluating the accounting treatment of its warrants following the issuance by the staff of the SEC of the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”), which clarified guidance for all SPAC-related companies regarding accounting and reporting for their warrants. The Company is currently determining the extent of the SEC Statement’s impact on its financial statements, including the financial statements included in the Form 10-Q, and continues to work diligently to complete the Form 10-Q as soon as reasonably practicable with the intention of regaining compliance.

Item 8.01. Other Events.

On June 3, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s ability to become current in its SEC reporting obligations. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 3, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 Acquisition Corp. ii

By:	/s/ Martin Werner
Name: Martin Werner Title: Chief Executive Officer

Date: June 3, 2021

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